Explanatory Note: United Parcel Service, Inc. (“UPS”) is making this filing under Rule 424(b)(2), Registration Statement No. 333-108272, pursuant to Rule 424(b)(8) to provide final terms with respect to notes issued thereby during the period from November 27, 2006 through December 6, 2007 under UPS’s medium term notes program pursuant to which UPS may issue up to $500,000,000 aggregate principal amount of notes with maturities of nine months or greater from the date of issuance. UPS has previously filed with the Securities and Exchange Commission a free writing prospectus disclosing the terms of each issuance of notes set forth in this filing.
United Parcel Service, Inc.
UPS Notes
With Maturities of 9 Months or More from Date of Issue

Filed Under Rule 424(b)(2), Registration Statement No. 333-108272	Offering Date:	November 30, 2007
Pricing Supplement No. 56	Trade Date:	11/30/2007 @ 12:00 PM ET
The date of this Pricing Supplement is November 30, 2007	Settle Date:	12/6/2007
(To: Prospectus Dated September 8, 2003, as supplemented by Prospectus Supplement	Minimum Denomination/Increments: $1,000.00/$1,000.00
Dated November 17, 2006)

CUSIP					Interest
or					Payment		Subject to Redemption		Aggregate
Common	Interest	Maturity	Price to	Discounts &	Frequency	Survivor’s		Date and terms of redemption	Principal	Proceeds
Code	Rate (1)	Date	Public (2)	Commissions (2)	(begin date)	Option	Yes/No	(including the redemption price)	Amount	to UPS
91131UJS4	4.300%	12/15/2010	100%	0.208%	Semi-Annual (6/15/2008)	Yes	Yes	Callable at 100% on 6/15/2008 and semi-annually thereafter with 30 days notice.	$10,000,000.00	$9,979,200.00
(1)	The interest rates on the UPS Notes may be changed by United Parcel Service, Inc. from time to time, but any such change will not affect the interest rate on any UPS Notes offered prior to the effective date of the change.

(2)	Expressed as a percentage of aggregate principal amount.
Agents: LaSalle Financial Services, Inc., Charles Schwab & Co., Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Samuel A. Ramirez & Co., Inc., Muriel Siebert & Co., Inc., UBS Securities LLC and Wachovia Securities LLC

United Parcel Service, Inc.
UPS Notes
With Maturities of 9 Months or More from Date of Issue

Filed Under Rule 424(b)(2), Registration Statement No. 333-108272	Offering Dates:	November 19, 2007 through November 26, 2007
Pricing Supplement No. 54	Trade Date:	11/26/2007 @ 12:00 PM ET
The date of this Pricing Supplement is November 26, 2007	Settle Date:	11/29/2007
(To: Prospectus Dated September 8, 2003, as supplemented by Prospectus Supplement	Minimum Denomination/Increments: $1,000.00/$1,000.00
Dated November 17, 2006)

CUSIP					Interest
or					Payment		Subject to Redemption		Aggregate
Common	Interest	Maturity	Price to	Discounts &	Frequency	Survivor’s		Date and terms of redemption	Principal	Proceeds
Code	Rate (1)	Date	Public (2)	Commissions (2)	(begin date)	Option	Yes/No	(including the redemption price)	Amount	to UPS
91131UJQ8	4.500%	11/15/2012	100%	0.850%	Semi-Annual (5/15/2008)	Yes	Yes	Callable at 100% on 2/15/2008 and quarterly thereafter with 30 days notice.	$2,878,000.00	$2,853,537.00
(1)	The interest rates on the UPS Notes may be changed by United Parcel Service, Inc. from time to time, but any such change will not affect the interest rate on any UPS Notes offered prior to the effective date of the change.

(2)	Expressed as a percentage of aggregate principal amount.
Agents: LaSalle Financial Services, Inc., Charles Schwab & Co., Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Samuel A. Ramirez & Co., Inc., Muriel Siebert & Co., Inc., UBS Securities LLC and Wachovia Securities LLC

United Parcel Service, Inc.
UPS Notes
With Maturities of 9 Months or More from Date of Issue

Filed Under Rule 424(b)(2), Registration Statement No. 333-108272	Offering Dates:	November 13, 2007 through November 19, 2007
Pricing Supplement No. 53	Trade Date:	11/19/2007 @ 12:00 PM ET
The date of this Pricing Supplement is November 19, 2007	Settle Date:	11/23/2007
(To: Prospectus Dated September 8, 2003, as supplemented by Prospectus Supplement	Minimum Denomination/Increments: $1,000.00/$1,000.00
Dated November 17, 2006)

CUSIP					Interest
or					Payment		Subject to Redemption		Aggregate
Common	Interest	Maturity	Price to	Discounts &	Frequency	Survivor’s		Date and terms of redemption	Principal	Proceeds
Code	Rate (1)	Date	Public (2)	Commissions (2)	(begin date)	Option	Yes/No	(including the redemption price)	Amount	to UPS
91131UJP0	5.000%	5/15/2015	100%	0.780%	Semi-Annual (5/15/2008)	Yes	Yes	Callable at 100% on 5/15/2008 and semi-annually thereafter with 30 days notice.	$3,975,000.00	$3,943,995.00
(1)	The interest rates on the UPS Notes may be changed by United Parcel Service, Inc. from time to time, but any such change will not affect the interest rate on any UPS Notes offered prior to the effective date of the change.

(2)	Expressed as a percentage of aggregate principal amount.
Agents: LaSalle Financial Services, Inc., Charles Schwab & Co., Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Samuel A. Ramirez & Co., Inc., Muriel Siebert & Co., Inc., UBS Securities LLC and Wachovia Securities LLC

United Parcel Service, Inc.
UPS Notes
With Maturities of 9 Months or More from Date of Issue

Filed Under Rule 424(b)(2), Registration Statement No. 333-108272	Offering Dates:	November 5, 2007 through November 13, 2007
Pricing Supplement No. 52	Trade Date:	11/13/2007 @ 12:00 PM ET
The date of this Pricing Supplement is November 13, 2007	Settle Date:	11/16/2007
(To: Prospectus Dated September 8, 2003, as supplemented by Prospectus Supplement	Minimum Denomination/Increments: $1,000.00/$1,000.00
Dated November 17, 2006)

CUSIP					Interest
or					Payment		Subject to Redemption		Aggregate
Common	Interest	Maturity	Price to	Discounts &	Frequency	Survivor’s		Date and terms of redemption	Principal	Proceeds
Code	Rate (1)	Date	Public (2)	Commissions (2)	(begin date)	Option	Yes/No	(including the redemption price)	Amount	to UPS
91131UJN5	4.700%	11/15/2013	100%	0.900%	Semi-Annual (5/15/2008)	Yes	Yes	Callable at 100% on 11/15/2008 and semi-annually thereafter with 30 days notice.	$1,166,000.00	$1,155,506.00
(1)	The interest rates on the UPS Notes may be changed by United Parcel Service, Inc. from time to time, but any such change will not affect the interest rate on any UPS Notes offered prior to the effective date of the change.

(2)	Expressed as a percentage of aggregate principal amount.
Agents: LaSalle Financial Services, Inc., Charles Schwab & Co., Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Samuel A. Ramirez & Co., Inc., Muriel Siebert & Co., Inc., UBS Securities LLC and Wachovia Securities LLC

United Parcel Service, Inc.
UPS Notes
With Maturities of 9 Months or More from Date of Issue

Filed Under Rule 424(b)(2), Registration Statement No. 333-108272	Offering Dates:	October 29, 2007 through November 5, 2007
Pricing Supplement No. 51	Trade Date:	11/5/2007 @ 12:00 PM ET
The date of this Pricing Supplement is November 5, 2007	Settle Date:	11/8/2007
(To: Prospectus Dated September 8, 2003, as supplemented by Prospectus Supplement	Minimum Denomination/Increments: $1,000.00/$1,000.00
Dated November 17, 2006)

CUSIP					Interest
or					Payment		Subject to Redemption		Aggregate
Common	Interest	Maturity	Price to	Discounts &	Frequency	Survivor’s		Date and terms of redemption	Principal	Proceeds
Code	Rate (1)	Date	Public (2)	Commissions (2)	(begin date)	Option	Yes/No	(including the redemption price)	Amount	to UPS
91131UJM7	5.000%	5/15/2015	100%	0.705%	Semi-Annual (5/15/2008)	Yes	Yes	Callable at 100% on 11/15/2008 and semi-annually thereafter with 30 days notice.	$1,610,000.00	$1,598,649.50
(1)	The interest rates on the UPS Notes may be changed by United Parcel Service, Inc. from time to time, but any such change will not affect the interest rate on any UPS Notes offered prior to the effective date of the change.

(2)	Expressed as a percentage of aggregate principal amount.
Agents: LaSalle Financial Services, Inc., Charles Schwab & Co., Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Samuel A. Ramirez & Co., Inc., Muriel Siebert & Co., Inc., UBS Securities LLC and Wachovia Securities LLC

United Parcel Service, Inc.
UPS Notes
With Maturities of 9 Months or More from Date of Issue

Filed Under Rule 424(b)(2), Registration Statement No. 333-108272	Offering Dates: October 22, 2007 through October 29, 2007
Pricing Supplement No. 50	Trade Date: 10/29/2007 @ 12:00 PM ET
The date of this Pricing Supplement is October 29, 2007	Settle Date: 11/1/2007
(To: Prospectus Dated September 8, 2003, as supplemented by Prospectus Supplement	Minimum Denomination/Increments: $1,000.00/$1,000.00
Dated November 17, 2006)

CUSIP					Interest
or					Payment		Subject to Redemption		Aggregate
Common	Interest	Maturity	Price to	Discounts &	Frequency	Survivor’s		Date and terms of redemption	Principal	Proceeds
Code	Rate (1)	Date	Public (2)	Commissions (2)	(begin date)	Option	Yes/No	(including the redemption price)	Amount	to UPS
91131UJL9	5.000%	11/15/2017	100%	1.550%	Monthly (12/15/2007)	Yes	Yes	Callable at 100% on 11/15/2008 and semi-annually thereafter with 30 days notice.	$1,616,000.00	$1,590,952.00

(1)	The interest rates on the UPS Notes may be changed by United Parcel Service, Inc. from time to time, but any such change will not affect the interest rate on any UPS Notes offered prior to the effective date of the change.

(2)	Expressed as a percentage of aggregate principal amount.
Agents: LaSalle Financial Services, Inc., Charles Schwab & Co., Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Samuel A. Ramirez & Co., Inc., Muriel Siebert & Co., Inc., UBS Securities LLC and Wachovia Securities LLC

United Parcel Service, Inc.
UPS Notes
With Maturities of 9 Months or More from Date of Issue

Filed Under Rule 424(b)(2), Registration Statement No. 333-108272	Offering Dates: October 15, 2007 through October 19, 2007
Pricing Supplement No. 49	Trade Date: 10/19/2007 @ 12:00 PM ET
The date of this Pricing Supplement is October 19, 2007	Settle Date: 10/25/2007
(To: Prospectus Dated September 8, 2003, as supplemented by Prospectus Supplement	Minimum Denomination/Increments: $1,000.00/$1,000.00
Dated November 17, 2006)

CUSIP					Interest
or					Payment		Subject to Redemption		Aggregate
Common	Interest	Maturity	Price to	Discounts &	Frequency	Survivor’s		Date and terms of redemption	Principal	Proceeds
Code	Rate (1)	Date	Public (2)	Commissions (2)	(begin date)	Option	Yes/No	(including the redemption price)	Amount	to UPS
91131UJK1	5.000%	10/15/2013	100%	0.890%	Semi-Annual (04/15/08)	Yes	Yes	Callable at 100% on 10/15/2008 and semi-annually thereafter with 30 days notice.	$2,058,000.00	$2,039,683.80

(1)	The interest rates on the UPS Notes may be changed by United Parcel Service, Inc. from time to time, but any such change will not affect the interest rate on any UPS Notes offered prior to the effective date of the change.

(2)	Expressed as a percentage of aggregate principal amount.
Agents: LaSalle Financial Services, Inc., Charles Schwab & Co., Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Samuel A. Ramirez & Co., Inc., Muriel Siebert & Co., Inc., UBS Securities LLC and Wachovia Securities LLC

United Parcel Service, Inc.
UPS Notes
With Maturities of 9 Months or More from Date of Issue

Filed Under Rule 424(b)(2), Registration Statement No. 333-108272	Offering Dates:	October 9, 2007 through October 15, 2007
Pricing Supplement No. 48	Trade Date:	10/15/2007 @ 12:00 PM ET
The date of this Pricing Supplement is October 15, 2007	Settle Date:	10/18/2007
(To: Prospectus Dated September 8, 2003, as supplemented by Prospectus Supplement	Minimum Denomination/Increments: $1,000.00/$1,000.00
Dated November 17, 2006)

CUSIP					Interest
or					Payment		Subject to Redemption		Aggregate
Common	Interest	Maturity	Price to	Discounts &	Frequency	Survivor’s		Date and terms of redemption	Principal	Proceeds
Code	Rate (1)	Date	Public (2)	Commissions (2)	(begin date)	Option	Yes/No	(including the redemption price)	Amount	to UPS
91131UJJ4	5.000%	10/15/2013	100%	0.830%	Semi-Annual (4/15/08)	Yes	Yes	Callable at 100% on 10/15/2008 and semi-annually thereafter with 30 days notice.	$2,151,000.00	$2,133,146.70
(1)	The interest rates on the UPS Notes may be changed by United Parcel Service, Inc. from time to time, but any such change will not affect the interest rate on any UPS Notes offered prior to the effective date of the change.

(2)	Expressed as a percentage of aggregate principal amount.
Agents: LaSalle Financial Services, Inc., Charles Schwab & Co., Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Samuel A. Ramirez & Co., Inc., Muriel Siebert & Co., Inc., UBS Securities LLC and Wachovia Securities LLC

United Parcel Service, Inc.
UPS Notes
With Maturities of 9 Months or More from Date of Issue

Filed Under Rule 424(b)(2), Registration Statement No. 333-108272	Offering Dates:	October 1, 2007 through October 9, 2007
Pricing Supplement No. 47	Trade Date:	10/9/2007 @ 12:00 PM ET
The date of this Pricing Supplement is October 9, 2007	Settle Date:	10/12/2007
(To: Prospectus Dated September 8, 2003, as supplemented by Prospectus Supplement	Minimum Denomination/Increments: $1,000.00/$1,000.00
Dated November 17, 2006)

CUSIP					Interest
or					Payment		Subject to Redemption		Aggregate
Common	Interest	Maturity	Price to	Discounts &	Frequency	Survivor’s		Date and terms of redemption	Principal	Proceeds
Code	Rate (1)	Date	Public (2)	Commissions (2)	(begin date)	Option	Yes/No	(including the redemption price)	Amount	to UPS
91131UJH8	5.000%	10/15/2013	100%	0.860%	Semi-Annual (4/15/08)	Yes	Yes	Callable at 100% on 10/15/2008 and semi-annually thereafter with 30 days notice.	$5,474,000.00	$5,426,923.60
(1)	The interest rates on the UPS Notes may be changed by United Parcel Service, Inc. from time to time, but any such change will not affect the interest rate on any UPS Notes offered prior to the effective date of the change.

(2)	Expressed as a percentage of aggregate principal amount.
Agents: LaSalle Financial Services, Inc., Charles Schwab & Co., Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Samuel A. Ramirez & Co., Inc., Muriel Siebert & Co., Inc., UBS Securities LLC and Wachovia Securities LLC

United Parcel Service, Inc.
UPS Notes
With Maturities of 9 Months or More from Date of Issue

Filed Under Rule 424(b)(2), Registration Statement No. 333-108272	Offering Dates:	September 24, 2007 through October 1, 2007
Pricing Supplement No. 46	Trade Date:	10/1/2007 @ 12:00 PM ET
The date of this Pricing Supplement is October 1, 2007	Settle Date:	10/4/2007
(To: Prospectus Dated September 8, 2003, as supplemented by Prospectus Supplement	Minimum Denomination/Increments: $1,000.00/$1,000.00
Dated November 17, 2006)

CUSIP					Interest
or					Payment		Subject to Redemption		Aggregate
Common	Interest	Maturity	Price to	Discounts &	Frequency	Survivor’s		Date and terms of redemption	Principal	Proceeds
Code	Rate (1)	Date	Public (2)	Commissions (2)	(begin date)	Option	Yes/No	(including the redemption price)	Amount	to UPS
91131UJG0	5.000%	10/15/2013	100%	0.975%	Semi-Annual (4/15/08)	Yes	Yes	Callable at 100% on 10/15/2008 and semi-annually thereafter with 30 days notice.	$6,050,000.00	$5,991,012.50
(1)	The interest rates on the UPS Notes may be changed by United Parcel Service, Inc. from time to time, but any such change will not affect the interest rate on any UPS Notes offered prior to the effective date of the change.

(2)	Expressed as a percentage of aggregate principal amount.
Agents: LaSalle Financial Services, Inc., Charles Schwab & Co., Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Samuel A. Ramirez & Co., Inc., Muriel Siebert & Co., Inc., UBS Securities LLC and Wachovia Securities LLC

United Parcel Service, Inc.
UPS Notes
With Maturities of 9 Months or More from Date of Issue

Filed Under Rule 424(b)(2), Registration Statement No. 333-108272	Offering Dates:	September 17, 2007 through September 24, 2007
Pricing Supplement No. 45	Trade Date:	9/24/2007 @ 12:00 PM ET
The date of this Pricing Supplement is September 24, 2007	Settle Date:	9/27/2007
(To: Prospectus Dated September 8, 2003, as supplemented by Prospectus Supplement	Minimum Denomination/Increments: $1,000.00/$1,000.00
Dated November 17, 2006)

CUSIP					Interest
or					Payment		Subject to Redemption		Aggregate
Common	Interest	Maturity	Price to	Discounts &	Frequency	Survivor’s		Date and terms of redemption	Principal	Proceeds
Code	Rate (1)	Date	Public (2)	Commissions (2)	(begin date)	Option	Yes/No	(including the redemption price)	Amount	to UPS
91131UJF2	5.000%	3/15/2014	100%	1.100%	Semi-Annual (3/15/08)	Yes	Yes	Callable at 100% on 9/15/2008 and semi-annually thereafter with 30 days notice.	$2,661,000.00	$2,631,729.00

(1)	The interest rates on the UPS Notes may be changed by United Parcel Service, Inc. from time to time, but any such change will not affect the interest rate on any UPS Notes offered prior to the effective date of the change.

(2)	Expressed as a percentage of aggregate principal amount.
Agents: LaSalle Financial Services, Inc., Charles Schwab & Co., Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Samuel A. Ramirez & Co., Inc., Muriel Siebert & Co., Inc., UBS Securities LLC and Wachovia Securities LLC

United Parcel Service, Inc.
UPS Notes
With Maturities of 9 Months or More from Date of Issue

Filed Under Rule 424(b)(2), Registration Statement No. 333-108272	Offering Dates:	September 10, 2007 through September 17, 2007
Pricing Supplement No. 44	Trade Date:	9/17/2007 @ 12:00 PM ET
The date of this Pricing Supplement is September 17, 2007	Settle Date:	9/20/2007
(To: Prospectus Dated September 8, 2003, as supplemented by Prospectus Supplement	Minimum Denomination/Increments: $1,000.00/$1,000.00
Dated November 17, 2006)

CUSIP					Interest
or					Payment		Subject to Redemption		Aggregate
Common	Interest	Maturity	Price to	Discounts &	Frequency	Survivor’s		Date and terms of redemption	Principal	Proceeds
Code	Rate (1)	Date	Public (2)	Commissions (2)	(begin date)	Option	Yes/No	(including the redemption price)	Amount	to UPS
91131UJE5	5.000%	3/15/2015	100%	0.960%	Semi-Annual (3/15/08)	Yes	Yes	Callable at 100% on 9/15/2008 and semi-annually thereafter with 30 days notice.	$6,713,000.00	$6,648,555.20

(1)	The interest rates on the UPS Notes may be changed by United Parcel Service, Inc. from time to time, but any such change will not affect the interest rate on any UPS Notes offered prior to the effective date of the change.

(2)	Expressed as a percentage of aggregate principal amount.
Agents: LaSalle Financial Services, Inc., Charles Schwab & Co., Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Samuel A. Ramirez & Co., Inc., Muriel Siebert & Co., Inc., UBS Securities LLC and Wachovia Securities LLC

United Parcel Service, Inc.
UPS Notes
With Maturities of 9 Months or More from Date of Issue

Filed Under Rule 424(b)(2), Registration Statement No. 333-108272	Offering Dates:	September 4, 2007 through September 7, 2007
Pricing Supplement No. 43	Trade Date:	9/7/2007 @ 12:00 PM ET
The date of this Pricing Supplement is September 7, 2007	Settle Date:	9/13/2007
(To: Prospectus Dated September 8, 2003, as supplemented by Prospectus Supplement	Minimum Denomination/Increments: $1,000.00/$1,000.00
Dated November 17, 2006)

CUSIP					Interest
or					Payment		Subject to Redemption		Aggregate
Common	Interest	Maturity	Price to	Discounts &	Frequency	Survivor’s		Date and terms of redemption	Principal	Proceeds
Code	Rate (1)	Date	Public (2)	Commissions (2)	(begin date)	Option	Yes/No	(including the redemption price)	Amount	to UPS
91131UJD7	5.000%	3/15/2013	100%	0.470% / 0.960%*	Semi-Annual (3/15/08)	Yes	Yes	Callable at 100% on 9/15/2008 and semi-annually thereafter with 30 days notice.	$54,277,000.00	$54,000,940.80

*	For $50,000,000.00 principal amount of UPS Notes, the discounts and commissions are 0.470%. For the remaining $4,277,000.00 principal amount of UPS Notes, the discounts and commissions are 0.960%.

(1)	The interest rates on the UPS Notes may be changed by United Parcel Service, Inc. from time to time, but any such change will not affect the interest rate on any UPS Notes offered prior to the effective date of the change.

(2)	Expressed as a percentage of aggregate principal amount.
Agents: LaSalle Financial Services, Inc., Charles Schwab & Co., Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Samuel A. Ramirez & Co., Inc., Muriel Siebert & Co., Inc., UBS Securities LLC and Wachovia Securities LLC

United Parcel Service, Inc.
UPS Notes
With Maturities of 9 Months or More from Date of Issue

Filed Under Rule 424(b)(2), Registration Statement No. 333-108272	Offering Dates:	August 13, 2007 through August 16, 2007
Pricing Supplement No. 42	Trade Date:	8/16/2007 @ 12:00 PM ET
The date of this Pricing Supplement is August 16, 2007	Settle Date:	8/23/2007
(To: Prospectus Dated September 8, 2003, as supplemented by Prospectus Supplement	Minimum Denomination/Increments: $1,000.00/$1,000.00
Dated November 17, 2006)

CUSIP					Interest
or					Payment		Subject to Redemption		Aggregate
Common	Interest	Maturity	Price to	Discounts &	Frequency	Survivor’s		Date and terms of redemption	Principal	Proceeds
Code	Rate (1)	Date	Public (2)	Commissions (2)	(begin date)	Option	Yes/No	(including the redemption price)	Amount	to UPS
91131UJC9	5.000%	2/15/2013	100%	1.200%	Semi-Annual (2/15/08)	Yes	Yes	Callable at 100% on 8/15/2008 and semi-annually thereafter with 30 days notice.	$680,000.00	$671,840.00

(1)	The interest rates on the UPS Notes may be changed by United Parcel Service, Inc. from time to time, but any such change will not affect the interest rate on any UPS Notes offered prior to the effective date of the change.

(2)	Expressed as a percentage of aggregate principal amount.
Agents: LaSalle Financial Services, Inc., Charles Schwab & Co., Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Samuel A. Ramirez & Co., Inc., Muriel Siebert & Co., Inc., UBS Securities LLC and Wachovia Securities LLC

United Parcel Service, Inc.
UPS Notes
With Maturities of 9 Months or More from Date of Issue

Filed Under Rule 424(b)(2), Registration Statement No. 333-108272	Offering Dates:	July 9, 2007 through July 16, 2007
Pricing Supplement No. 41	Trade Date:	7/16/2007 @ 12:00 PM ET
The date of this Pricing Supplement is July 16, 2007	Settle Date:	7/19/2007
(To: Prospectus Dated September 8, 2003, as supplemented by Prospectus Supplement	Minimum Denomination/Increments: $1,000.00/$1,000.00
Dated November 17, 2006)

CUSIP					Interest
or					Payment		Subject to Redemption		Aggregate
Common	Interest	Maturity	Price to	Discounts &	Frequency	Survivor’s		Date and terms of redemption	Principal	Proceeds
Code	Rate (1)	Date	Public (2)	Commissions (2)	(begin date)	Option	Yes/No	(including the redemption price)	Amount	to UPS
91131UJB1	6.000%	7/15/2027	100%	2.000%	Semi-Annual (1/15/08)	Yes	Yes	Callable at 100% on 7/15/2008 and semi-annually thereafter with 30 days notice.	$1,756,000.00	$1,720,880.00

(1)	The interest rates on the UPS Notes may be changed by United Parcel Service, Inc. from time to time, but any such change will not affect the interest rate on any UPS Notes offered prior to the effective date of the change.

(2)	Expressed as a percentage of aggregate principal amount.
Agents: LaSalle Financial Services, Inc., Charles Schwab & Co., Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Samuel A. Ramirez & Co., Inc., Muriel Siebert & Co., Inc., UBS Securities LLC and Wachovia Securities LLC

United Parcel Service, Inc.
UPS Notes
With Maturities of 9 Months or More from Date of Issue

Filed Under Rule 424(b)(2), Registration Statement No. 333-108272	Offering Dates: June 11, 2007 through June 18, 2007
Pricing Supplement No. 40	Trade Date: 6/18/2007 @ 12:00 PM ET
The date of this Pricing Supplement is June 18, 2007	Settle Date: 6/21/2007
(To: Prospectus Dated September 8, 2003, as supplemented by Prospectus Supplement	Minimum Denomination/Increments: $1,000.00/$1,000.00
Dated November 17, 2006)

CUSIP					Interest
or					Payment		Subject to Redemption		Aggregate
Common	Interest	Maturity	Price to	Discounts &	Frequency	Survivor’s		Date and terms of redemption	Principal	Proceeds
Code	Rate (1)	Date	Public (2)	Commissions (2)	(begin date)	Option	Yes/No	(including the redemption price)	Amount	to UPS
91131UJA3	5.250%	12/15/2012	100%	0.950%	Semi-Annual (12/15/07)	Yes	Yes	Callable at 100% on 6/15/2008 and semi-annually thereafter with 30 days notice.	$2,150,000.00	$2,129,575.00
(1)	The interest rates on the UPS Notes may be changed by United Parcel Service, Inc. from time to time, but any such change will not affect the interest rate on any UPS Notes offered prior to the effective date of the change.

(2)	Expressed as a percentage of aggregate principal amount.
Agents: LaSalle Financial Services, Inc., Charles Schwab & Co., Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Samuel A. Ramirez & Co., Inc., Muriel Siebert & Co., Inc., UBS Securities LLC and Wachovia Securities LLC

United Parcel Service, Inc.
UPS Notes
With Maturities of 9 Months or More from Date of Issue

Filed Under Rule 424(b)(2), Registration Statement No. 333-108272	Offering Dates: May 14, 2007 through May 21, 2007
Pricing Supplement No. 39	Trade Date: 5/21/2007 @ 12:00 PM ET
The date of this Pricing Supplement is May 21, 2007	Settle Date: 5/24/2007
(To: Prospectus Dated September 8, 2003, as supplemented by Prospectus Supplement	Minimum Denomination/Increments: $1,000.00/$1,000.00
Dated November 17, 2006)

CUSIP					Interest
or					Payment		Subject to Redemption		Aggregate
Common	Interest	Maturity	Price to	Discounts &	Frequency	Survivor’s		Date and terms of redemption	Principal	Proceeds
Code	Rate (1)	Date	Public (2)	Commissions (2)	(begin date)	Option	Yes/No	(including the redemption price)	Amount	to UPS
91131UHZ0	5.250%	11/15/2018	100%	1.250%	Semi-Annual (11/15/07)	Yes	Yes	Callable at 100% on 5/15/2008 and semi-annually thereafter with 30 days notice.	$2,017,000.00	$1,991,787.50
(1)	The interest rates on the UPS Notes may be changed by United Parcel Service, Inc. from time to time, but any such change will not affect the interest rate on any UPS Notes offered prior to the effective date of the change.

(2)	Expressed as a percentage of aggregate principal amount.
Agents: LaSalle Financial Services, Inc., Charles Schwab & Co., Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Samuel A. Ramirez & Co., Inc., Muriel Siebert & Co., Inc., UBS Securities LLC and Wachovia Securities LLC

United Parcel Service, Inc.
UPS Notes
With Maturities of 9 Months or More from Date of Issue

Filed Under Rule 424(b)(2), Registration Statement No. 333-108272	Offering Dates: April 9, 2007 through April 16, 2007
Pricing Supplement No. 38	Trade Date: 4/16/2007 @ 12:00 PM ET
The date of this Pricing Supplement is April 16, 2007	Settle Date: 4/19/2007
(To: Prospectus Dated September 8, 2003, as supplemented by Prospectus Supplement	Minimum Denomination/Increments: $1,000.00/$1,000.00
Dated November 17, 2006)

CUSIP					Interest
or					Payment		Subject to Redemption		Aggregate
Common	Interest	Maturity	Price to	Discounts &	Frequency	Survivor’s		Date and terms of redemption	Principal	Proceeds
Code	Rate (1)	Date	Public (2)	Commissions (2)	(begin date)	Option	Yes/No	(including the redemption price)	Amount	to UPS
91131UHY3	5.100%	10/15/2015	100%	1.210%	Semi-Annual (10/15/07)	Yes	Yes	Callable at 100% on 4/15/2008 and semi-annually thereafter with 30 days notice.	$3,209,000.00	$3,170,171.10
(1)	The interest rates on the UPS Notes may be changed by United Parcel Service, Inc. from time to time, but any such change will not affect the interest rate on any UPS Notes offered prior to the effective date of the change.

(2)	Expressed as a percentage of aggregate principal amount.
Agents: LaSalle Financial Services, Inc., Charles Schwab & Co., Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Samuel A. Ramirez & Co., Inc., Muriel Siebert & Co., Inc., UBS Securities LLC and Wachovia Securities LLC

United Parcel Service, Inc.
UPS Notes
With Maturities of 9 Months or More from Date of Issue

Filed Under Rule 424(b)(2), Registration Statement No. 333-108272	Offering Dates:	March 12, 2007 through March 19, 2007
Pricing Supplement No. 37	Trade Date:	3/19/2007 @ 12:00 PM ET
The date of this Pricing Supplement is March 19, 2007	Settle Date:	3/22/2007
(To: Prospectus Dated September 8, 2003, as supplemented by Prospectus Supplement	Minimum Denomination/Increments: $1,000.00/$1,000.00
Dated November 17, 2006)

CUSIP					Interest
or					Payment		Subject to Redemption		Aggregate
Common	Interest	Maturity	Price to	Discounts &	Frequency	Survivor’s		Date and terms of redemption	Principal	Proceeds
Code	Rate (1)	Date	Public (2)	Commissions (2)	(begin date)	Option	Yes/No	(including the redemption price)	Amount	to UPS
91131UHX5	5.000%	9/15/2016	100%	1.250%	Monthly (04/15/07)	Yes	Yes	Callable at 100% on 3/15/2008 and semi-annually thereafter with 30 days notice.	$1,558,000.00	$1,538,525.00
(1)	The interest rates on the UPS Notes may be changed by United Parcel Service, Inc. from time to time, but any such change will not affect the interest rate on any UPS Notes offered prior to the effective date of the change.

(2)	Expressed as a percentage of aggregate principal amount.
Agents: LaSalle Financial Services, Inc., Charles Schwab & Co., Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Samuel A. Ramirez & Co., Inc., Muriel Siebert & Co., Inc., UBS Securities LLC and Wachovia Securities LLC

United Parcel Service, Inc.
UPS Notes
With Maturities of 9 Months or More from Date of Issue

Filed Under Rule 424(b)(2), Registration Statement No. 333-108272	Offering Dates:	February 12, 2007 through February 20, 2007
Pricing Supplement No. 36	Trade Date:	2/20/2007 @ 12:00 PM ET
The date of this Pricing Supplement is February 20, 2007	Settle Date:	2/23/2007
(To: Prospectus Dated September 8, 2003, as supplemented by Prospectus Supplement	Minimum Denomination/Increments: $1,000.00/$1,000.00
Dated November 17, 2006)

CUSIP					Interest
or					Payment		Subject to Redemption		Aggregate
Common	Interest	Maturity	Price to	Discounts &	Frequency	Survivor’s		Date and terms of redemption	Principal	Proceeds
Code	Rate (1)	Date	Public (2)	Commissions (2)	(begin date)	Option	Yes/No	(including the redemption price)	Amount	to UPS
91131UHW7	5.250%	8/15/2018	100%	1.260%	Monthly (03/15/07)	Yes	Yes	Callable at 100% on 2/15/2008 and semi-annually thereafter with 30 days notice.	$1,720,000.00	$1,698,328.00
(1)	The interest rates on the UPS Notes may be changed by United Parcel Service, Inc. from time to time, but any such change will not affect the interest rate on any UPS Notes offered prior to the effective date of the change.

(2)	Expressed as a percentage of aggregate principal amount.
Agents: LaSalle Financial Services, Inc., Charles Schwab & Co., Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Samuel A. Ramirez & Co., Inc., Muriel Siebert & Co., Inc., UBS Securities LLC and Wachovia Securities LLC

United Parcel Service, Inc.
UPS Notes
With Maturities of 9 Months or More from Date of Issue

Filed Under Rule 424(b)(2), Registration Statement No. 333-108272	Offering Dates:	February 5, 2007 through February 12, 2007
Pricing Supplement No. 35	Trade Date:	2/12/2007 @ 12:00 PM ET
The date of this Pricing Supplement is February 12, 2007	Settle Date:	2/15/2007
(To: Prospectus Dated September 8, 2003, as supplemented by Prospectus Supplement	Minimum Denomination/Increments: $1,000.00/$1,000.00
Dated November 17, 2006)

CUSIP					Interest
or					Payment		Subject to Redemption		Aggregate
Common	Interest	Maturity	Price to	Discounts &	Frequency	Survivor’s		Date and terms of redemption	Principal	Proceeds
Code	Rate (1)	Date	Public (2)	Commissions (2)	(begin date)	Option	Yes/No	(including the redemption price)	Amount	to UPS
91131UHV9	5.250%	8/15/2018	100%	1.260%	Monthly (03/15/07)	Yes	Yes	Callable at 100% on 2/15/2008 and semi-annually thereafter with 30 days notice.	$724,000.00	$714,877.60
(1)	The interest rates on the UPS Notes may be changed by United Parcel Service, Inc. from time to time, but any such change will not affect the interest rate on any UPS Notes offered prior to the effective date of the change.

(2)	Expressed as a percentage of aggregate principal amount.
Agents: LaSalle Financial Services, Inc., Charles Schwab & Co., Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Samuel A. Ramirez & Co., Inc., Muriel Siebert & Co., Inc., UBS Securities LLC and Wachovia Securities LLC

United Parcel Service, Inc.
UPS Notes
With Maturities of 9 Months or More from Date of Issue

Filed Under Rule 424(b)(2), Registration Statement No. 333-108272	Offering Dates:	January 29, 2007 through February 5, 2007
Pricing Supplement No. 34	Trade Date:	2/5/2007 @ 12:00 PM ET
The date of this Pricing Supplement is February 5, 2007	Settle Date:	2/8/2007
(To: Prospectus Dated September 8, 2003, as supplemented by Prospectus Supplement	Minimum Denomination/Increments: $1,000.00/$1,000.00
Dated November 17, 2006)

CUSIP					Interest
or					Payment		Subject to Redemption		Aggregate
Common	Interest	Maturity	Price to	Discounts &	Frequency	Survivor’s		Date and terms of redemption	Principal	Proceeds
Code	Rate (1)	Date	Public (2)	Commissions (2)	(begin date)	Option	Yes/No	(including the redemption price)	Amount	to UPS
91131UHU1	*Step	2/15/2022	100%	1.250%	Monthly (03/15/07)	Yes	Yes	Callable at 100% on 2/15/2008 and semi-annually thereafter with 30 days notice.	$885,000.00	$873,937.50
*	The interest rate will change on February 15th of each applicable year according to the following schedule (provided the issue is not called); 5.25%, 6.00%, 7.00% each for 5 years.

(1)	The interest rates on the UPS Notes may be changed by United Parcel Service, Inc. from time to time, but any such change will not affect the interest rate on any UPS Notes offered prior to the effective date of the change.

(2)	Expressed as a percentage of aggregate principal amount.
Agents: LaSalle Financial Services, Inc., Charles Schwab & Co., Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Samuel A. Ramirez & Co., Inc., Muriel Siebert & Co., Inc., UBS Securities LLC and Wachovia Securities LLC

United Parcel Service, Inc.
UPS Notes
With Maturities of 9 Months or More from Date of Issue

Filed Under Rule 424(b)(2), Registration Statement No. 333-108272	Offering Dates: January 22, 2007 through January 29, 2007
Pricing Supplement No. 33	Trade Date: 1/29/2007 @ 12:00 PM ET
The date of this Pricing Supplement is January 29, 2007	Settle Date: 2/1/2007
(To: Prospectus Dated September 8, 2003, as supplemented by Prospectus Supplement	Minimum Denomination/Increments: $1,000.00/$1,000.00
Dated November 17, 2006)

CUSIP					Interest
or					Payment		Subject to Redemption		Aggregate
Common	Interest	Maturity	Price to	Discounts &	Frequency	Survivor’s		Date and terms of redemption	Principal	Proceeds
Code	Rate (1)	Date	Public (2)	Commissions (2)	(begin date)	Option	Yes/No	(including the redemption price)	Amount	to UPS
91131UHT4	5.000%	8/15/2014	100%	1.100%	Monthly (03/15/07)	Yes	Yes	Callable at 100% on 2/15/2008 and semi-annually thereafter with 30 days notice.	$3,173,000.00	$3,138,097.00
(1)	The interest rates on the UPS Notes may be changed by United Parcel Service, Inc. from time to time, but any such change will not affect the interest rate on any UPS Notes offered prior to the effective date of the change.

(2)	Expressed as a percentage of aggregate principal amount.
Agents: LaSalle Financial Services, Inc., Charles Schwab & Co., Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Samuel A. Ramirez & Co., Inc., Muriel Siebert & Co., Inc., UBS Securities LLC and Wachovia Securities LLC

United Parcel Service, Inc.
UPS Notes
With Maturities of 9 Months or More from Date of Issue

Filed Under Rule 424(b)(2), Registration Statement No. 333-108272	Offering Dates: January 16, 2007 through January 22, 2007
Pricing Supplement No. 32	Trade Date: 1/22/2007 @ 12:00 PM ET
The date of this Pricing Supplement is January 22, 2007	Settle Date: 1/25/2007
(To: Prospectus Dated September 8, 2003, as supplemented by Prospectus Supplement	Minimum Denomination/Increments: $1,000.00/$1,000.00
Dated November 17, 2006)

CUSIP					Interest
or					Payment		Subject to Redemption		Aggregate
Common	Interest	Maturity	Price to	Discounts &	Frequency	Survivor’s		Date and terms of redemption	Principal	Proceeds
Code	Rate (1)	Date	Public (2)	Commissions (2)	(begin date)	Option	Yes/No	(including the redemption price)	Amount	to UPS
91131UHS6	5.250%	7/15/2018	100%	1.400%	Monthly (02/15/07)	Yes	Yes	Callable at 100% on 1/15/2008 and semi-annually thereafter with 30 days notice.	$1,714,000.00	$1,690,004.00
(1)	The interest rates on the UPS Notes may be changed by United Parcel Service, Inc. from time to time, but any such change will not affect the interest rate on any UPS Notes offered prior to the effective date of the change.

(2)	Expressed as a percentage of aggregate principal amount.
Agents: LaSalle Financial Services, Inc., Charles Schwab & Co., Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Samuel A. Ramirez & Co., Inc., Muriel Siebert & Co., Inc., UBS Securities LLC and Wachovia Securities LLC

United Parcel Service, Inc.
UPS Notes
With Maturities of 9 Months or More from Date of Issue

Filed Under Rule 424(b)(2), Registration Statement No. 333-108272	Offering Dates: January 8, 2007 through January 16, 2007
Pricing Supplement No. 31	Trade Date: 1/16/2007 @ 12:00 PM ET
The date of this Pricing Supplement is January 16, 2007	Settle Date: 1/19/2007
(To: Prospectus Dated September 8, 2003, as supplemented by Prospectus Supplement	Minimum Denomination/Increments: $1,000.00/$1,000.00
Dated November 17, 2006)

CUSIP					Interest
or					Payment		Subject to Redemption		Aggregate
Common	Interest	Maturity	Price to	Discounts &	Frequency	Survivor’s		Date and terms of redemption	Principal	Proceeds
Code	Rate (1)	Date	Public (2)	Commissions (2)	(begin date)	Option	Yes/No	(including the redemption price)	Amount	to UPS
91131UHR8	5.000%	7/15/2013	100%	0.750%	Monthly (02/15/07)	Yes	Yes	Callable at 100% on 1/15/2008 and semi-annually thereafter with 30 days notice.	$2,575,000.00	$2,555,687.50
(1)	The interest rates on the UPS Notes may be changed by United Parcel Service, Inc. from time to time, but any such change will not affect the interest rate on any UPS Notes offered prior to the effective date of the change.

(2)	Expressed as a percentage of aggregate principal amount.
Agents: LaSalle Financial Services, Inc., Charles Schwab & Co., Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Samuel A. Ramirez & Co., Inc., Muriel Siebert & Co., Inc., UBS Securities LLC and Wachovia Securities LLC

United Parcel Service, Inc.
UPS Notes
With Maturities of 9 Months or More from Date of Issue

Filed Under Rule 424(b)(2), Registration Statement No. 333-108272	Offering Dates: January 2, 2007 through January 8, 2007
Pricing Supplement No. 30	Trade Date: 1/8/2007 @ 12:00 PM ET
The date of this Pricing Supplement is January 8, 2007	Settle Date: 1/11/2007
(To: Prospectus Dated September 8, 2003, as supplemented by Prospectus Supplement	Minimum Denomination/Increments: $1,000.00/$1,000.00
Dated November 17, 2006)

CUSIP					Interest
or					Payment		Subject to Redemption		Aggregate
Common	Interest	Maturity	Price to	Discounts &	Frequency	Survivor’s		Date and terms of redemption	Principal	Proceeds
Code	Rate (1)	Date	Public (2)	Commissions (2)	(begin date)	Option	Yes/No	(including the redemption price)	Amount	to UPS
91131UHQ0	5.000%	1/15/2014	100%	1.175%	Monthly (02/15/07)	Yes	Yes	Callable at 100% on 1/15/2008 and semi-annually thereafter with 30 days notice.	$3,995,000.00	$3,948,058.75
(1)	The interest rates on the UPS Notes may be changed by United Parcel Service, Inc. from time to time, but any such change will not affect the interest rate on any UPS Notes offered prior to the effective date of the change.

(2)	Expressed as a percentage of aggregate principal amount.
Agents: LaSalle Financial Services, Inc., Charles Schwab & Co., Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Samuel A. Ramirez & Co., Inc., Muriel Siebert & Co., Inc., UBS Securities LLC and Wachovia Securities LLC

United Parcel Service, Inc.
UPS Notes
With Maturities of 9 Months or More from Date of Issue

Filed Under Rule 424(b)(2), Registration Statement No. 333-108272	Offering Dates: December 18, 2006 through January 2, 2007
Pricing Supplement No. 29	Trade Date: 1/2/2007 @ 12:00 PM ET
The date of this Pricing Supplement is January 2, 2007	Settle Date: 1/5/2007
(To: Prospectus Dated September 8, 2003, as supplemented by Prospectus Supplement	Minimum Denomination/Increments: $1,000.00/$1,000.00
Dated November 17, 2006)

CUSIP					Interest
or					Payment		Subject to Redemption		Aggregate
Common	Interest	Maturity	Price to	Discounts &	Frequency	Survivor’s		Date and terms of redemption	Principal	Proceeds
Code	Rate (1)	Date	Public (2)	Commissions (2)	(begin date)	Option	Yes/No	(including the redemption price)	Amount	to UPS
91131UHP2	5.000%	1/15/2016	100%	1.480%	Monthly (02/15/07)	Yes	Yes	Callable at 100% on 1/15/2008 and semi-annually thereafter with 30 days notice.	$4,488,000.00	$4,421,577.60
(1)	The interest rates on the UPS Notes may be changed by United Parcel Service, Inc. from time to time, but any such change will not affect the interest rate on any UPS Notes offered prior to the effective date of the change.

(2)	Expressed as a percentage of aggregate principal amount.
Agents: LaSalle Financial Services, Inc., Charles Schwab & Co., Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Samuel A. Ramirez & Co., Inc., Muriel Siebert & Co., Inc., UBS Securities LLC and Wachovia Securities LLC

United Parcel Service, Inc.
UPS Notes
With Maturities of 9 Months or More from Date of Issue

Filed Under Rule 424(b)(2), Registration Statement No. 333-108272	Offering Dates: December 11, 2006 through December 18, 2006
Pricing Supplement No. 28	Trade Date: 12/18/2006 @ 12:00 PM ET
The date of this Pricing Supplement is December 18, 2006	Settle Date: 12/21/2006
(To: Prospectus Dated September 8, 2003, as supplemented by Prospectus Supplement	Minimum Denomination/Increments: $1,000.00/$1,000.00
Dated November 17, 2006)

CUSIP					Interest
or					Payment		Subject to Redemption		Aggregate
Common	Interest	Maturity	Price to	Discounts &	Frequency	Survivor’s		Date and terms of redemption	Principal	Proceeds
Code	Rate (1)	Date	Public (2)	Commissions (2)	(begin date)	Option	Yes/No	(including the redemption price)	Amount	to UPS
91131UHN7	5.000%	12/15/2015	100%	1.385%	Monthly (01/15/07)	Yes	Yes	Callable at 100% on 12/15/2007 and semi-annually thereafter with 30 days notice.	$3,272,000.00	$3,226,682.80
(1)	The interest rates on the UPS Notes may be changed by United Parcel Service, Inc. from time to time, but any such change will not affect the interest rate on any UPS Notes offered prior to the effective date of the change.

(2)	Expressed as a percentage of aggregate principal amount.
Agents: LaSalle Financial Services, Inc., Charles Schwab & Co., Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Samuel A. Ramirez & Co., Inc., Muriel Siebert & Co., Inc., UBS Securities LLC and Wachovia Securities LLC

United Parcel Service, Inc.
UPS Notes
With Maturities of 9 Months or More from Date of Issue

Filed Under Rule 424(b)(2), Registration Statement No. 333-108272	Offering Dates: December 4, 2006 through December 11, 2006
Pricing Supplement No. 27	Trade Date: 12/11/2006 @ 12:00 PM ET
The date of this Pricing Supplement is December 11, 2006	Settle Date: 12/14/2006
(To: Prospectus Dated September 8, 2003, as supplemented by Prospectus Supplement	Minimum Denomination/Increments: $1,000.00/$1,000.00
Dated November 17, 2006)

CUSIP					Interest
or					Payment		Subject to Redemption		Aggregate
Common	Interest	Maturity	Price to	Discounts &	Frequency	Survivor’s		Date and terms of redemption	Principal	Proceeds
Code	Rate (1)	Date	Public (2)	Commissions (2)	(begin date)	Option	Yes/No	(including the redemption price)	Amount	to UPS
91131UHM9	5.100%	12/15/2021	100%	2.000%	Semi-Annual (06/15/07)	Yes	Yes	Callable at 100% on 12/15/2007 and semi-annually thereafter with 30 days notice.	$2,478,000.00	$2,428,440.00
(1)	The interest rates on the UPS Notes may be changed by United Parcel Service, Inc. from time to time, but any such change will not affect the interest rate on any UPS Notes offered prior to the effective date of the change.

(2)	Expressed as a percentage of aggregate principal amount.
Agents: LaSalle Financial Services, Inc., Charles Schwab & Co., Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Samuel A. Ramirez & Co., Inc., Muriel Siebert & Co., Inc., UBS Securities LLC and Wachovia Securities LLC

United Parcel Service, Inc.
UPS Notes
With Maturities of 9 Months or More from Date of Issue

Filed Under Rule 424(b)(2), Registration Statement No. 333-108272	Offering Dates: November 27, 2006 through December 4, 2006
Pricing Supplement No. 26	Trade Date: 12/4/2006 @ 12:00 PM ET
The date of this Pricing Supplement is December 4, 2006	Settle Date: 12/7/2006
(To: Prospectus Dated September 8, 2003, as supplemented by Prospectus Supplement	Minimum Denomination/Increments: $1,000.00/$1,000.00
Dated November 17, 2006)

CUSIP					Interest
or					Payment		Subject to Redemption		Aggregate
Common	Interest	Maturity	Price to	Discounts &	Frequency	Survivor’s		Date and terms of redemption	Principal	Proceeds
Code	Rate (1)	Date	Public (2)	Commissions (2)	(begin date)	Option	Yes/No	(including the redemption price)	Amount	to UPS
91131UHL1	5.050%	12/15/2016	100%	1.440%	Monthly (01/15/07)	Yes	Yes	Callable at 100% on 12/15/2007 and semi-annually thereafter with 30 days notice.	$4,066,000.00	$4,007,449.60
(1)	The interest rates on the UPS Notes may be changed by United Parcel Service, Inc. from time to time, but any such change will not affect the interest rate on any UPS Notes offered prior to the effective date of the change.

(2)	Expressed as a percentage of aggregate principal amount.
Agents: LaSalle Financial Services, Inc., Charles Schwab & Co., Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Samuel A. Ramirez & Co., Inc., Muriel Siebert & Co., Inc., UBS Securities LLC and Wachovia Securities LLC